TRINITY LEARNING CORPORATION
                             2526 Durant Avenue
                         Berkeley, California 94704


                         PLACEMENT AGENT AGREEMENT

                                May 30, 2003

Mr. Kirk Ferguson
ACAP Financial, Inc.
47 West 200 South, Suite 101
Salt Lake City, Utah 84101

Dear Mr. Ferguson:

     Trinity Learning Corporation, a Utah corporation (the "Company"), proposes to sell to qualified investors in a private placement an aggregate of up to 5,000,000 Units of securities ("Units") at a price of $1.00 per Unit (the "Offering"). The Units are further described in the Confidential Private Placement Memorandum dated on or about May 30, 2003, (the "Private Placement Memorandum") prepared for use in connection with the Offering. The business to be conducted by the Company and the Offering are each more fully described in the Private Placement Memorandum. Certain terms not otherwise defined in this Private Agent Agreement shall have the same meanings as given to them in the Private Placement Memorandum. The term Private Placement Memorandum included all appendixes attached thereto.

     The Units are to be offered on a best efforts basis through ACAP Financial, Inc. (the "Placement Agent") in accordance with the terms and conditions of this Placement Agent Agreement. By its confirmation of this Placement Agent Agreement, the Placement Agent agrees to act in the capacity of placement agent and to exercise its best efforts to privately place the Units in accordance with the terms and conditions of this Placement Agent Agreement. It is understood and agreed that the Units are to be offered and sold in accordance with exemptions from registration under the Securities Act of 1933, as amended (the "1933 Act") and pursuant to registrations or qualifications or in accordance with exemptions from registration or qualification under the securities laws of certain states ("Blue Sky Laws"). The Company's officers and directors may also sell the units but will not be compensated for their efforts. ACAP acknowledges that the Company may utilize the services of various finders in connection with its sales and may pay various finder's fees to such finders in connection with these sales. The Company acknowledges that, ACAP takes no responsibility for, nor shall it have any liability as to, the offer or sales of the Units by any person except for agents employed by ACAP.


Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 2

THE OFFERING

1.   Terms of the Offering
     ---------------------

     1.1 UNITS OFFERED AND COMMENCEMENT OF THE OFFERING. The offering will consist of a maximum of 5,000,000 Units (there will be no minimum offering) offered at a price of $1.00 per Unit. The Offering will commence on the date on which the Private Placement Memorandum is first made available to the Placement Agent. The Company and the Placement Agent agree that the offering period will end July 31, 2003 (unless extended for thirty days (excess to Oct 1 2003)). Prior to the sale of all of the Units Offered, all Offering proceeds received from the sale of the Units will be deposited in an escrow account entitled "Trinity Learning Corporation - Private Placement Escrow Agent" with Irwin Union Bank ("Escrow Agent").
The Company, the Placement Agent, and the Escrow Agent, will, prior to the beginning of the Offering of the Units, enter into an Escrow Agreement in form satisfactory to the parties. The parties mutually agree to faithfully perform their obligations under the Escrow Agreement. The parties agree that all checks for subscription of Units in the Offering will be made payable to "Trinity Learning Corporation - Private Placement Escrow Account". The offering proceeds will removed from the Escrow Account from time-to-time as agreed upon by the parties.

     1.2 TERMINATION OF THE OFFERING. The Offering will continue until the earlier of (I) the sale of $5,000,000 of the Units, (ii) July 31, 2003 (unless extended for thirty days), or (iii) such earlier date as the Company and the Placement Agent may mutually agree upon (the "Termination Date").

2.   ENGAGEMENT OF PLACEMENT AGENT

     2.1 ENGAGEMENTS. The Company hereby grants to the Placement Agent the non-exclusive right to solicit subscriptions for Units, and the Placement Agent hereby agrees to use its best efforts to obtain such Subscriptions form suitable investors. During the offering, the Company will not grant to any other person or entity the right to solicit or obtain indications of interest or subscription for Units. The Company and its officers and employees will refer to the Placement Agent any person or entity which may express an interest in purchasing Units in the Offering.

     2.2 PLACEMENT AGENT'S FEES. As compensation for the services performed by the Placement Agent in connection with the Offering, the Company will pay the Placement Agent a cash commission of Ten Percent (10%) of the issuance price of all Units sold by it in the Offering ($500,000 if all 5,000,000 Units are sold by the Placement Agent). In addition to such cash compensation, the Company shall issue the Placement Agent two shares of the Company's common stock for each Ten (10) Units sold by the Placement Agent in the Offering.


Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 3

     2.3 EXPENSES. The Company will reimburse ACAP for its legal and other expenses incurred in the offering, on an accountable basis, up to a maximum of $10,000.

3.   REPRESENTATIONS AND WARRANTIES

     3.1 REPRESENTATIONS AND WARRANTIES BY THE COMPANY. The Company represents and warrants to the Placement Agent that:

     (a) Upon the closing on the Offering, the Company will be duly organized and will be validly existing as a corporation in good standing under the laws of the State of Utah, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Private Placement Memorandum; the Company will be duly qualified to do business as a foreign corporation in all jurisdictions, if any, where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify will not have a material adverse effect upon the Company; the Company will hold all licenses, certificates and permits from state, federal and other regulatory authorities which are necessary for the conduct of its business, except where the failure to hold such licence, certificate or permit will not have a material adverse effect upon the Company; the Company will not be in violation of its Articles of Incorporation, as amended, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound, nor will it be in violation of any law, order, ruly, regulation, wit, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, of which it has knowledge.

     (b) This Placement Agent Agreement has been duly authorized, executed and delivered by the Company and subject to the laws of bankruptcy, insolvency, creditors' rights and equitable principles and matters of public policy, will be binding on the Company in accordance with its terms; the performance of this Placement Agent Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement of instrument to which the Company will be bound, (ii) the Company's Articles of Incorporation, as amended, (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated herein except as provided in Section 4.1(e) hereof.

Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 4

     (c) Except as set forth in the Private Placement Memorandum, there is not now any pending or, to the knowledge of the Company, any threatened action, suit or proceeding to which the Company is a party before any court or governmental agency or body which might result in any material adverse change, singly or in the aggregate, in the condition (financial or other), business or prospects of the Company, or might materially and adversely affect the properties of assets of the Company or prevent consummation of the transactions contemplated herein or in the Private Placement Memorandum.

     (d) The Units have been duly authorized for issuance and sale pursuant to this Placement Agent Agreement and, when issued and delivered by the Company against payment therefore, the Units will be duly authorized and validly issued and fully paid.

     (e) The financial statements included in the Private Placement Memorandum fairly present the financial position and the results of operations of the Company and its predecessors at their respective dates and for the respective periods to which they apply and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

     (f) The Company's capitalization will be in all material matters as described in the Private Placement Memorandum. The capital stock of the Company to be outstanding as of the closing of the Offering will have been duly authorized and validly issued an be fully paid, nonassessable, and free of preemptive rights, and the capital, stock, long term debt, and any convertible Units of the Company will conform to the statements in relation thereto contained in the Private Placement Memorandum and such statements will correctly state the substance of the instruments defining the capitalization of the Company. There will not, as of the closing of the Offering, be outstanding any options, warrants, or other rights to purchase any Units of the Company other than as described in the Private Placement Memorandum.

     (g) The Company has a reasonable basis for, has acted in good faith in making and is not aware of, any undisclosed facts tending to under mine the accuracy of any statements in the Private Placement Memorandum, or to be provided supplementally to investors, which might be regarded as having the character of a "forward looking statement" as such term is defined in the Private Units Litigation Reform Act of 1995.

     (h) Subsequent to the respective dates as of which information is given in the Private Placement Memorandum, and except as may be otherwise stated in the Private Placement Memorandum, as amended and supplemented, there has not been (I) any material adverse change in the business, properties, business prospects, results of operations or condition (financial or other) of the Company, (ii) any transaction entered into by the Company which is material to the Company, except transactions in the ordinary course of business, (iii) any material direct or contingent obligation incurred by the Company, except obligations incurred in the ordinary course of business, (v) any change in the capital stock of the Company, or (vi) any dividend or distribution of any kind declared, paid or made on the Company capital stock which is in consistent with the Company's prior practices.


Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 5

     (i) The Private Placement Memorandum describes all material terms of the Offering and the business of the Company, the commissions and other compensation to be paid by the Company in connection with the Offering and restrictions on resale of the Units. The Private Placement Memorandum does not include any untrue statements of material fact of omit to state any material fact required to be stated therein or necessary to make statements therein not misleading in light of the circumstances under which they are made. The Units, when issued, will conform in all material respects to all statements concerning them contained in the Private Placement Memorandum.

     (j) Except as set forth in the Private Placement Memorandum, the Company, as of the closing of the Offering, will have good and marketable title to all of its properties and assets described in the Private Placement Memorandum as owned by it, free and clear of all liens, charges, encumbrances or restriction other than as described in the Private Placement Memorandum.

     (k) All issued and outstanding Units of the Company were offered and sold in compliance with all applicable federal and state securities laws and, except as disclosed in the Private Placement Memorandum, the Company has not offered or sold any Units within the past 12 months.

     (l) The Company has made all filings with the SEC that it has been required to make within the past two years under the Securities Act and the Securities Exchange Act (collectively the "Public Reports"). Each of the Public Reports has complied with the Securities Act and the Securities Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (m) Neither the Company nor any of its officers or directors has been convicted of any crimes or offenses involving the purchase or sale of Units, nor are any of them subject to any order, jurisdiction or decree of any court, temporary or permanently enjoining or restraining any similar conduct.

     (n) Neither the Company nor any of its officers, directors, or affiliates have any direct or indirect relationship or affiliation with a member of the National Association of Units Dealers, Inc., (the "NASD"), except as customers of broker-dealers in the ordinary course of business.

Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 6

     3.2 REPRESENTATION AND WARRANTIES OF THE PURCHASE AGENT. The Placement Agent represents and warrants to the Company as follows:

     (a) The Placement Agent has been duly formed and is a validly existing corporation under the laws of the state of Utah with all requisite power and authority to enter into this Placement Agent Agreement and to carry out its obligations hereunder.

     (b) This Placement Agent Agreement has been duly authorized, executed and delivered and will be binding on the Placement Agent in accordance with its terms.

     (c) The performance of this Placement Agent Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the Placement Agent's Articles of Incorporation or Bylaws, (ii) any material agreement to which the Placement Agent is a party, or (iii) any statute or any order, rule or regulation or any court or governmental agency or body having jurisdiction over the Placement Agent; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Placement Agent of the transactions on its part contemplated herein except as provided in Section 4.1(e) hereof.

     (d) The Placement Agent is a broker-dealer duly registered pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member in good standing of the NASD, and is duly registered or licensed as a broker-dealer under the applicable Blue Sky Laws, except in such states in which the Placement Agent is exempt from registration or licensing, or such registration or licensing is not otherwise required. The Placement Agent agrees to maintain its registration or licenses, of its exemption there from, in good standing throughout the term of the offering of the Units and agrees to comply with all statutes and other requirements applicable to it with respect to its activities within those jurisdictions. The states in which the Placement Agent is licensed are set forth on Exhibit 3.2 attached hereto.

     (e) Neither the Placement Agent nor any director or officer of the Placement Agent (nor any other person serving in similar capacity) or other employee or agent of the Placement Agent to be involved in the sale of the Units, either directly or in a supervisory capacity:

          (i) has been convicted within 10 years prior hereto of any crime or offense involving the purchase or sale of any security, involving the making of a false filing with the Securities and Exchange Commission (the "Commission"), or arising out of such person's conduct as an underwriter, broker, dealer, municipal securities dealer or investment adviser;

          (ii) Is subject to any order, judgement or decree of any court of competent jurisdiction temporarily enjoining or restraining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, involving the making of a false filing with the Commission or arising out of such person's conduct as an underwriter, broker, dealer, municipal securities dealer or investment adviser;


Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 7

          (iii) is subject to an order of the Commission entered pursuant to Section 15(b), barred from association with a member of, a national or regional securities dealers association or a national securities exchange or a Canadian securities exchange for conduct inconsistent with just and equitable principles of trade;

          (iv) has been or is suspended or expelled from membership in, or suspended or barred from association with a member of, a national or regional securities dealers association or a national securities exchange or a Canadian securities exchange for conduct inconsistent with just and equitable principles of trade;

          (v) is subject to a United States Post Office false representation order, or is subject to any restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to any conduct alleged to constitute postal fraud or otherwise violated Section 3005 of that Title;

          (vi) has been an underwriter or name as an underwriter of any securities (a) covered by any registration statements which is the subject of any proceeding or examination under Section 8A of the 1993 Act, as amended, or is the subject of any refusal order to stop order entered thereunder within five year prior to the date hereof; or (b) covered by any filing which is subject to a pending proceeding under Section 230.258 of the Commission's rules or any similar rules or to an Order entered thereunder within five years prior to the date hereof, or

          (vii) is or has been subject to any order, judgement or decree of any governmental agency or administrator, or of any court or competent jurisdiction, revoking or suspending for cause any license, permit or other authority of such person or of any corporation of which he is an officer or director, to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining or enjoining any such person or any corporation of which he is an officer or director from engaging in or continuing any conduct, practice, or employment in connection with the purchase or sale of securities, or convincing such person of any felony or misdemeanor involving a security or any aspect of the securities business, or of theft or of any felony.

4.   COVENANTS.

     4.1  COVENANTS OF THE COMPANY.  The Company covenants and agrees that:

     (a) The Company will deliver at its expense to the Placement Agent copies of the Private Placement Memorandum and of any amendment or supplements thereto, including all exhibits and other documents included therein, in such quantities as the Placement Agent may reasonably request.

Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 8

     (b) If an event affecting the Company occurs prior to the termination of the Offering which, in the reasonable opinion of legal counsel to the Placement Agent, should be set forth in a supplement to or an amendment of the Private Placement Memorandum, the Company will at its expense prepare and furnish to the Placement Agent copies of such supplement or amendment in such quantities as the Placement Agent may reasonably request so that the Private Placement Memorandum, as so supplemented or amended, will not contain any untrue statements of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in light of the circumstances under which they are made.

     (c) The Company will make available, at its offices, upon advance notice, during the course of the Offering and prior to sale, to each offeree of the offeree's representative, or both, such information in addition to that contained in the Private Placement Memorandum and any supplement or amendment thereto, concerning the Company and any other relevant matter relating to the Offering as the Company possess or can acquire without reasonable effort or expense. The Company will also make available to each offeree or the offeree's representative the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the Offering and to inspect any additional information, which the Company possesses or can acquire without reasonable effort or expense, that it is necessary to verify the accuracy of any information furnished.

     (d) The Company will cooperate with the Placement Agent to ensure that the Offering and sale of the Units complies in all material respects with the requirements of the 1933 Act, the 1934 Act and all applicable Blue Sky Laws.

     (e) Upon request, the Company will, in a timely manner, cooperate in the filing with the Commission of a Form D relating to the sale of the Units and in the other filings required under Blue Sky Laws of such states as the Placement Agent may reasonably request.

     (f) The Company will use its best efforts to expend the proceeds of the Offering and to operate its business in the manner described in the Private Placement Memorandum, subject to such changes as may be reasonably necessary or desirable in the exercise of prudent business judgement.

     (g) The Company will pay all expenses in connection with (i) the preparation and duplication of the Private Placement Memorandum and any amendment or supplements thereto, (ii) the registration or perfection of an exemption therefrom, as the case may be, of the offer and sale of the Units under the 1933 Act and all applicable Blue Sky Laws, (iii) the fees and expenses of legal counsel and independent public accountants for the Company, and (iv) the reasonable out-of-pocket expenses incurred by the Placement Agent in connection with the Offering including travel and the fees and expenses of legal counsel to the Placement Agent. The Company shall not be required to pay more than Three Thousand Dollars ($3,000.00) of the expenses of the Placement Agent incurred hereunder.

Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 9

     (h) The Company will, at the Closing of the sale of the Units, deliver to the Placement Agent a certificate executed by the appropriate Company officers certifying that each of the representations and warranties made by or on behalf of the Company in this Placement Agent Agreement are and remain true and accurate as of the date of such closing and that the Company has complied with all of the covenants set forth in subparagraphs
(a) through (g) of this Paragraph 4.1.

     (i) The Company will, at the closing of the sale of the Units, deliver to the Placement Agent an opinion of the Company's legal counsel in the form of that attached hereto as Exhibit 4.1.


     4.2 COVENANTS OF THE PLACEMENT AGENT. The Placement Agent covenants and agrees that:

     (a) With respect to any solicitations of offers made on behalf of the Company by the Placement Agent, including any sales persons acting on the Placement Agent's behalf, the Placement Agent represents, warrants and covenants as follows:

          (i) The Placement Agent will not offer the Units by means of any form of general solicitation or general advertising.

          (ii) The Placement Agent will cause each person interested in acquiring Units to provide such information as may reasonably be requested by the Company to permit the Company to determine whether an investor is qualified to purchase Units in the Offering.

          (iii) The Placement Agent will furnish to each offeree, concurrently with making any offer to such offeree, a copy of the Private Placement Memorandum and all supplements or amendment thereto and will subsequently furnish copies to each such person of any supplements or amendments which may thereafter by prepared by the Company and will sequentially number each Private Placement Memorandum it furnishes and keep a record of each offeree, their addresses and telephone numbers. The Placement Agent will not make any representations with respect to the Company or its business and affairs other than the information set forth in the Private Placement Memorandum or the sales literature authorized for use in connection with the Offering, or such other information as is specifically authorized in writing by the Company.

Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 10

     (b) The Placement Agent will comply with the 1933 Act, the 1934 Act and all applicable Blue Sky Laws in connection with the offering and sale of the Units and will offer the Units only in those states listed on
Exhibit 4.2 attached hereto.

     (c) The Placement Agent will promptly inform the Company if the Placement Agent becomes aware of any facts which could cause it to believe that the Private Placement Memorandum includes any untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

5.   INDEMNIFICATION AND CONTRIBUTION

     5.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent against any and all losses, claims, damages, or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, applicable Blue Sky Laws or any other statute or common law or otherwise, and to reimburse the Placement Agent and each such controlling person, if any, for any legal or other expenses reasonably incurred by it or them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the indemnity agreement contained in this Section 5.1 will not cover any such losses, claims, damages, liabilities or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission was made in reliance upon, and in conformity with, information furnished herein or in writing to the Company by, or on behalf of, the Placement Agent for use in connection with the Private Placement Memorandum, or arising out of or based upon a breach by the Placement Agent of any of the Placement Agent's representations, warranties, or covenants set forth in this Placement Agent Agreement. The indemnity agreement contained in this Section 5.1 will be in addition to any liability the Company may otherwise have.

     The Company shall indemnify and hold harmless the Placement Agent and each person, if any who controls the Placement Agent against any and all losses, claims, damages, or liabilities, joint or several, to which they or any of them may become subject as result of any act by any person offering or selling the Units who are not agents of Placement Agent.

Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 11

     5.2 INDEMNIFICATION BY THE PLACEMENT AGENT. The Placement Agent agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or common law or otherwise, and to reimburse the Company and each such controlling person, if any, for any legal or other expenses reasonably incurred by it or them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Private Placement Memorandum, or the omission or alleged omission to state therein not misleading, in each case to the extent, but only to the extent, that such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by the Placement Agent for use in connection with the Private Placement Memorandum. The indemnity agreement contained in this Section 5.2. will be in addition to any liability the Placement Agent may otherwise have.

5.3 NOTICE TO INDEMNIFYING PARTY. Promptly after the receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this section, notify the indemnifying party. Upon notice of the commencement of an action against an indemnified party, the indemnifying party will be entitled to participate in and assume the defense of such action, at its own expense, with counsel chosen by such indemnifying party and reasonably satisfactory to such indemnified party. No indemnifying party hereunder will be liable for the payment of any amount in settlement of any claim or action without the consent of such indemnifying party.

5.4 CONTRIBUTION. If the indemnification provided for in this Section 5 is, for any reason other than as specified herein, held by a court to be unavailable, and the Company or the Placement Agent has been required to pay damages as a result of a determination by a court that state a material fact required to be stated therein or necessary to make the statements therein not misleading, then the Company will contribute to the damages paid by the Placement Agent or its controlling persons, and the Placement Agent will contribute to the damages paid by the Company, but in each case only to the extent that such damages arise out of or are based upon such untrue statement or omission, in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Placement Agent, on the other hand, in connection with the statement of omission which resulted in such damages as well as any other relevant equitable considerations. The relative benefits received by the Company and the Placement Agent will be deemed to be in the same proportion as the total net proceeds from the sale of the Units (before deducting expenses) received by the Company bear to the total commissions received by the Placement Agent. The relative fault will be determined by reference to, among other things, whether the untrue statement of a material fact of the omission to state a material fact related to information supplied by the Company or the Placement Agent and the



Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 12

parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omissions. For purpose of this section, the term "damages" will include any legal or other expenses reasonably incurred by the Company or th Placement Agent in connection with investigating or defending any action or claim which is the subject of the contribution provisions of this section. No person adjudged guilty of fraudulent misrepresentation will be entitled to contribution form any person who was guilty of such fraudulent misrepresentations.

6.   MISCELLANEOUS.


     6.1 NOTICES. Any notice required or otherwise contemplated by this Agreement will be addressed as follows:

     If to the Company:            Mr. Douglas D. Cole
                                   Trinity Learning Corporation
                                   2526 Durant Avenue
                                   Berkeley, California 94704


     If to the Placement Agent:    ACAP Financial, Inc.
                                   47 West 200 South, Suite 101
                                   Salt Lake City, Utah 84101
                                   Attn: Kirk Ferguson

or such other address as the party to receive the notice may designate in a written notice to the other party. Notices sent in accordance with the foregoing will be deemed delivered when actually received by the party to whom it was sent or, if earlier, three (3) business days after such notice is mailed, first class, certified, return receipt requested, postage prepaid.

     6.2 ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Placement Agent Agreement constitutes the entire agreement between the Company and the Placement Agent with respect to the subject matter hereof. The terms of this Placement Agent Agreement may not be amended or modified nor may any provision hereof be waived except in writing.

     6.3 SEVERABILITY. If any provision of this Planned Agent Agreement is found to be invalid or unenforceable; the remaining provisions of this Placement Agent Agreement will remain in full force and effect.

     6.4 GOVERNING LAW. This Placement Agent Agreement will be governed by and construed in accordance with the laws of the State of Utah, without giving effect to choice of law provisions.

Mr. Kirk Ferguson
ACAP Financial, Inc.
May 30, 2003
Page 13

     6.5 ATTORNEYS FEES. If any suit or arbitration proceeding is filed by any party to enforce this Placement Agent Agreement, the prevailing party will be entitled to recover from the losing party the reasonable attorney fees and expenses incurred by the prevailing party at suit or proceeding and upon any appeals therefrom.

     6.6 BINDING EFFORT. This Placement Agent Agreement will become binding upon the parties upon the execution and return to the Company of the enclosed copy of this Placement Agent Agreement.



                                   Trinity Learning Corporation


                                   By: /S/ Douglas D. Cole
                                   -------------------------------------------
                                         Douglas D. Cole
                                         Chief Executive Officer


AGREED AND ACCEPTED:

ACAP Financial, Inc.

By: /S/ Kirk Ferguson                  Dated: May 30, 2003
    ----------------------
      Kirk Ferguson
      President